                                                                     EXHIBIT 4.2

NUMBER                                                             SHARES
P O

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                         HUGO INTERNATIONAL TELECOM INC.

                        1,000,000 SHARES PAR VALUE $.0001
                              EACH PREFERRED STOCK

                                                               See reverse for
                                                             Certain Definitions


This is to certify that _________________________________________is the owner of

________________________________________________________________________________
           FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK OF
                        HUGO INTERNATIONAL TELECOM INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.



WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

______________________________                    ______________________________
                     Secretary                                         President
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common             UNIF GIFT MIN ACT......       Custodian.......
                                                                      (Cust)                (minor)

TEN ENT           - as tenants by the entireties     Under Uniform Gifts to Minors
                                                     Act..........................

JT TEN            - as joint tenants with right of            (State)
                  Survivorship and not as tenants
                  in common
                  Additional abbreviations may also
                  be used though not in the above list

For value received _____________ hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
[                              ]

________________________________________________________________________________
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ____________________         _______
                  In presence of

                                                 _______________________________

_____________________________________________

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
      WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER